Short-Term Debt and Credit Facility	12 Months Ended
Dec. 31, 2017
Short-term Debt [Abstract]
Short-Term Debt and Credit Facility
Short-Term Debt and Credit Facility

On March 8, 2017, OG&E entered into a new unsecured $450.0 million five-year revolving credit facility. The new facility is scheduled to terminate on March 8, 2022. However, OG&E has the right to request an extension of the revolving credit facility termination date under its facility for an additional one-year period, which can be exercised up to two times. All such extension requests are subject to majority lender group approval (and only the commitments of those lenders that consent to such extension (or that agree to replace any non-consenting lender) will be extended for such additional period).

Borrowings under OG&E’s new facility shall bear interest at rates equal to either the eurodollar base rate (reserve adjusted, if applicable), plus a margin of 0.69 percent to 1.275 percent, or an alternate base rate, plus a margin of 0.0 percent to 0.275 percent. OG&E’s new facility has a facility fee that ranges from 0.06 percent to 0.225 percent. Interest rate margins and facility fees are based on OG&E’s then-current senior unsecured credit ratings.

The new facility provides for issuance of letters of credit, provided that (i) the aggregate outstanding credit exposure shall not exceed the amount of the revolving credit facility and (ii) the aggregate outstanding stated amount of letters of credit issued under such facility shall not exceed a sublimit of $100.0 million. Advances under the new facility may be used to refinance existing indebtedness and for working capital and general corporate purposes, including commercial paper liquidity support, letters of credit, acquisitions and distributions.

The new facility is unsecured and, under certain circumstances, may be increased by up to $150.0 million, to a maximum revolving commitment limit of $600.0 million. Advances of revolving loans and letters of credit under the new facility are subject to certain conditions precedent, including the accuracy of certain representations and warranties and the absence of any default or unmatured default.

The new facility has a financial covenant requiring that OG&E maintain a maximum debt to capitalization ratio of 65 percent, as defined in the facility. OG&E's new facility also contains covenants which restrict, among other things, mergers and consolidations, sales of all or substantially all assets, incurrence of liens and transactions with affiliates. OG&E's new facility is subject to acceleration upon the occurrence of any default, including, among others, payment defaults on such facility, breach of representations, warranties and covenants, acceleration of indebtedness (other than intercompany and non-recourse indebtedness) of $100.0 million or more in the aggregate, change of control (as defined in the new facility), nonpayment of uninsured judgments in excess of $100.0 million and the occurrence of certain Employee Retirement Income Security Act and bankruptcy events, subject where applicable to specified cure periods.

At December 31, 2017, there were $112.5 million in advances to OGE Energy compared to $49.9 million in advances from OGE Energy at December 31, 2016. OG&E has an intercompany borrowing agreement with OGE Energy whereby OG&E has access to up to $350.0 million of OGE Energy's revolving credit amount.  This agreement has a termination date of March 8, 2022. At December 31, 2017, there were no intercompany borrowings under this agreement. At December 31, 2017, there were $0.3 million supporting letters of credit at a weighted-average interest rate of 0.95 percent.  There were no outstanding commercial paper borrowings at December 31, 2017.

OGE Energy's and OG&E's ability to access the commercial paper market could be adversely impacted by a credit ratings downgrade or major market disruptions. Pricing grids associated with OGE Energy's and OG&E's credit facilities could cause annual fees and borrowing rates to increase if an adverse rating impact occurs. The impact of any future downgrade could include an increase in the costs of OGE Energy's and OG&E's short-term borrowings, but a reduction in OGE Energy's and OG&E's credit ratings would not result in any defaults or accelerations. Any future downgrade of OGE Energy or OG&E could also lead to higher long-term borrowing costs and, if below investment grade, would require OG&E to post collateral or letters of credit.

OG&E must obtain regulatory approval from the FERC in order to borrow on a short-term basis.  OG&E has the necessary regulatory approvals to incur up to $800.0 million in short-term borrowings at any one time for a two-year period beginning January 1, 2017 and ending December 31, 2018.